After Recording Return to:
GORSUCH KIRGIS LLP
Tower I, Suite 1000
1515 Arapahoe Street
Denver, Colorado 80202
Attention:  Connie B. Hyde, Esq.



                       DEED OF TRUST, SECURITY AGREEMENT,
                             FINANCING STATEMENT AND
                        ASSIGNMENT OF RENTS AND REVENUES
                                    [Arizona]

         THIS DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTS AND REVENUES (this "Deed of Trust") is given as of the 7th day of April, 2000 by the Trustor named below to the Trustee named below, for the use and benefit of the Beneficiary named below.

                                   ARTICLE 1
                       PARTIES, PROPERTY, AND DEFINITIONS

         The following terms and references shall have the meanings indicated:

         1.1 Trustor: AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company, whose mailing address is 3410 South Galena Street, Suite 210, Denver, Colorado 80231, together with any future owner of the Property or any part thereof or interest therein.

         1.2 Beneficiary: U.S. BANK NATIONAL ASSOCIATION, whose mailing address is 918 Seventeenth Street, Fifth Floor, Denver, Colorado 80202, together with any legal holder of the Note.

         1.3 Trustee: Stewart Title & Trust of Phoenix, Inc., a Delaware corporation, whose mailing address is 244 West Osborn Road, Phoenix, Arizona 85013.

         1.4 Note: The Revolving Promissory Note of even date herewith, executed by Trustor, Asset Investors Operating Partnership, L.P., a Delaware limited partnership ("Operating Partnership") and Community Savanna Club Joint Venture ("Joint Venture") payable to the order of Beneficiary in the principal face amount of $15,000,000.00, together with all renewals, extensions, and


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modifications of the Note. All terms and provisions of the Note are incorporated by this reference in this Deed of Trust.

         1.5 Loan Agreement: The Line of Credit Agreement of even date herewith executed by Trustor, Operating Partnership, Joint Venture, AIOP Florida
Properties I, L.L.C., a Delaware limited liability company, AIOP Florida Properties II, L.L.C., a Delaware limited liability company, and the Beneficiary, and all renewals, extensions, modifications and amendments thereof. All capitalized terms not otherwise defined herein shall bear the meaning given to them in the Loan Agreement.

         1.6 Real Property: The real property described in Exhibit A, attached hereto and by this reference incorporated herein, together with all right, title and interest of Trustor in the following with respect to the real property, whether now owned or hereafter acquired by Trustor:

             (a) All improvements now or hereafter located on such real property (excluding manufactured homes and setup owned by third parties) and all easements and appurtenances thereto;

             (b) The land lying within any street or roadway adjoining the real property; any vacated or hereafter vacated street or alley adjoining the real property; and any strips and gores adjoining the real property;

             (c) All and singular the passages, waters, water rights (whether tributary or non-tributary or not non-tributary), water courses, riparian rights, wells, well permits, water stock, other rights, liberties and privileges thereof or in any way now or hereafter appertaining to the real property, including homestead and any other claim at law or in equity, as well as any after-acquired title, franchise or license, and the reversion and reversions and remainder and remainders thereof;

             (d) All machinery, apparatus, equipment, fittings, fixtures (whether actually or constructively attached or incorporated, and including all trade, domestic, and ornamental fixtures, but excluding manufactured homes and setups owned by third parties) now or hereafter located in, upon, or under such real property or improvements and used or usable in connection with any present or future operation thereof, including but not limited to all lighting, utility, and power equipment; engines; pipes; pumps; tanks; motors; conduits; utility systems, plumbing, lifting, cleaning, fire prevention, fire extinguishing, signage, heating, air-conditioning; communication apparatus; water heaters; ranges; furnaces; appliances, refrigerators, stoves; shades, awnings, screens, storm doors and windows; attached cabinets; rugs, carpets and draperies and all additions thereto and replacements therefor;

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

         1.7 Tangible Personalty: All right, titles and interests of the Trustor in and to the following, with respect to the Real Property:

             (a) All goods, trade fixtures, fixtures, inventory, furnishings, fittings, machinery, apparatus, equipment, building and other construction materials, supplies, and other tangible personal property of every nature now owned or hereafter acquired by Trustor and used, intended for use, or reasonably required in the development, construction, reconstruction, alteration, repair, or operation of the Property and any improvements or infrastructure located thereon, together with all accessions thereto, replacements and substitutions therefor, and proceeds thereof, including, without limitation, to the extent not deemed to be real property under this Deed of Trust, all apparatus, machinery, motors, elevators, fittings, equipment, and other furnishings and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air-conditioning and sprinkler equipment and fixtures, all clubhouse and swimming pool equipment, lockers, lifeguard equipment, lawn or deck chairs, towels, swimming pool cleaning and maintenance equipment, recreational and fitness equipment, including but not limited to rowing machines, stationery bikes, nautilus equipment and appurtenances thereto.

         1.8 Intangible Personalty: All right, title and interest of the Trustor in and to the following, with respect to the Real Property:

             (a) all of the rents, royalties, income (including, without limitation, operating income), receipts, revenues, issues, and profits of and from the use, operation, or enjoyment of such real property and improvements (collectively, the "Income"), whether such Income is attributable to the period, or is collected, prior to or subsequent to any default by Trustor and all causes of action associated with the collection of such Income;

             (b) all plans and specifications for the improvements on the real property; soil, environmental, engineering, land planning maps, surveys and other studies and reports concerning the real property or prepared for the orderly planning and development of the real property, including all plans, drawings and studies concerning the platting or replatting of the real property; all contracts and subcontracts relating to the improvements on the real property, or any thereof;

             (c) all of Trustor's rights and prerogatives arising in connection with or by virtue of Trustor's ownership of lots in the real property including, without limitation, the right to vote as a member of any lot owners' association and all rights arising under any declaration described in Exhibit B and under the articles of incorporation and bylaws of such association;

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

             (d) all awards and payments, including interest thereon, resulting from the exercise of any right of eminent domain or any other public or private taking of, casualty or injury to, or decrease in the value of, any of such real property, including without limitation all property insurance payments, proceeds and policies related to such real property;

             (e) all of the licenses, permits, franchises, and other entitlements to use and all rights thereto which have been issued by or which are pending before any governmental or quasi-governmental agency which are necessary or appropriate for the Property;

             (f) all accounts, accounts receivable, deposit accounts, escrow accounts, monies, claims, causes of action, rights to payment, prepaid insurance an d other prepaid items, contracts, contract rights, refunds and rebates, maintenance contracts, maintenance warranties, continuing agreements, down payment deposits, general intangibles associated with the Property and insurance proceeds;

             (g) all water taps, sewer taps, building permits, curb cut permits, storm water discharge permits, refunds, rebates or deposits due or to become due from any utility companies or Governmental Entity;

             (h) the absolute right to Trustor's interest in any trade name used by Trustor in connection with the Property and all of Trustor's rights in and to contract rights, leases, concessions, trade names, trademarks, service marks, logos, operating systems, trade secrets, technology and technical information, copyrights, warranties, licenses, plans, drawings and other items of intangible personal property relating to the ownership or operation of the Property; and

             (i) all other and greater rights and interests of every nature in such property and in the possession or use thereof and income therefrom, whether now owned or subsequently acquired by Trustor.

         1.9 Property: The Real Property, the Tangible Personalty and the Intangible Personalty are sometimes collectively called the "Property." It is specifically understood that the enumeration of any specific articles of the Property, including Tangible Personalty and Intangible Personalty shall in no way exclude or be held to exclude any items of property not specifically mentioned. All of the Real Property, Tangible Personalty and Intangible Personalty, whether affixed or annexed or not, and all rights hereby conveyed and mortgaged are intended to be as a unit and are hereby understood and agreed and declared to be appropriated to the use of the real estate, and shall for the purposes of this Deed of Trust be deemed to be real estate and conveyed and mortgaged hereby.

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

Any capitalized terms not otherwise defined in Sections 1.6 through 1.9 of this Deed of Trust and not defined in the Loan Agreement shall bear the meaning given to them in Arizona Revised Statutes ("A.R.S.") Sections 47-1101 through 47-11107, as amended from time to time (the "Arizona Uniform Commercial Code").

         1.10 The Secured Obligations: The Property is granted and shall be held for the purpose of securing the following (the "Secured Obligations"):

             (a) The payment of the indebtedness as evidenced in the Note;

             (b) The performance and observance of all terms, covenants, conditions, and provisions to be performed or observed by the Trustor pursuant to the terms of:

                 (i) this Deed of Trust,

                 (ii) the Security Agreement executed by Trustor in connection with the Project,

                 (iii) the Financing Statements on the Project,

                 (iv) the Loan Agreement,

                 (v) any and all pledge or other security agreements, loan agreements, disbursement agreements, supplemental agreements, assignments (both present and collateral), side letters, as the same may be amended, modified or supplemented from time to time, being referred to hereinafter as "Related Agreements" associated with the Project.

             (c) The payment of all sums expended or advanced by Beneficiary pursuant to the terms hereof.

             (d) The payment and performance of all Obligations under the Loan Agreement and any Loan Documents executed in connection therewith.

             (e) The payment of all future advances under the Note and Loan Agreement, made pursuant to the terms of the Note, Loan Agreement and other Loan Documents.

The Note, this Deed of Trust, the Security Agreement, Financing Statements, Related Agreements, Loan Agreement and any and all other documents or instruments executed in connection with the foregoing to evidence or secure the Note, specifically excluding, however, the Environmental Indemnity Agreement, shall be hereinafter collectively called the "Loan Documents".

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

                                   ARTICLE 2
                                 GRANTING CLAUSE

         2.1 Grant to Trustee. As security for the Secured Obligations, Trustor hereby grants, bargains, sells, and conveys the Property to Trustee, in trust forever, with power of sale, for the use and benefit of Beneficiary, and subject to all provisions hereof.

         2.2 Security Interest to Beneficiary. As additional security for the Secured Obligations, Trustor hereby grants to Beneficiary a security interest in the Tangible Personalty and in the Intangible Personalty and in such of the Real Property as may be deemed personalty (collectively, the "Collateral"). To the extent any of the Collateral may be or has been acquired with funds advanced by Beneficiary under the Loan Documents, this security interest is a purchase money security interest. This Deed of Trust constitutes a Security Agreement under the Arizona Uniform Commercial Code (the "Code") with respect to any part of the Property and Collateral that may or might now or hereafter be or be deemed to be personal property, fixtures or property other than real estate; all of the terms, provisions, conditions and agreements contained in this Deed of Trust pertain and apply to the Collateral as fully and to the same extent as to any other property comprising the Property, and the following provisions of this section shall not limit the generality or applicability of any other provision of this Deed of Trust but shall be in addition thereto:

             (a) The Collateral is not used or bought for personal, family or household purposes;

             (b) The Tangible Personalty shall be kept at the real estate comprising a part of the Property, and shall not be removed therefrom (unless contemporaneously replaced with similar items of equal or greater value) without the consent of Beneficiary and the Tangible Personalty may be affixed to such real estate but shall not be affixed to any other real estate;

             (c) No financing statement covering any of the Collateral or any proceeds thereof is on file in any public office; and Trustor will, at its cost and expense, upon demand, furnish to Beneficiary such further information and will execute and deliver to Beneficiary such financing statements and other documents in form reasonably satisfactory to Beneficiary and will do all such acts and things as Beneficiary may at any time or from time to time reasonably request or as may be reasonably necessary or appropriate to establish and maintain a perfected security interest in the Collateral as security for the Secured Obligations, subject to no adverse liens or encumbrances; and Trustor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by Beneficiary to be reasonably necessary or desirable;

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

             (d) The terms  and  provisions  contained  in this  section  and in
Section 7.5 (Enforcement of Security Interests) of this Deed of Trust shall, unless the context otherwise requires, have the meanings and be construed as provided in the Code; and

             (e) This Deed of Trust constitutes a security agreement and financing statement under the Code with respect to the Collateral. As such, this Deed of Trust covers all items of the Collateral that are personal property including all items which are to become fixtures. Trustor is the "Debtor" and Beneficiary is the "Secured Party" (as those terms are defined and used in the Code) insofar as this Deed of Trust constitutes a financing statement.

             (f) Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

                                   ARTICLE 3
                          TRUSTOR'S TITLE AND AUTHORITY

         3.1 Warranty of Title. Trustor represents and warrants to Beneficiary that Trustor has good and marketable title to the Property in fee simple absolute, subject only to the lien of general taxes for the current year, payable the following year, and those additional matters, if any, set forth in Exhibit B, attached hereto and by this reference incorporated herein ("Permitted Exceptions"). Trustor further represents and warrants to Beneficiary that Trustor is the absolute owner of the Collateral, free of any liens, encumbrances, security interests, and other claims whatsoever, except insofar as the Collateral may be encumbered by the lien of general taxes for the current year, payable the following year. Trustor, for itself and its successors and assigns, hereby agrees to warrant and forever defend, all and singular, all of the Property and property interest granted and conveyed in trust pursuant to this Deed of Trust, against every person whomsoever lawfully claiming, or to claim, the same or any part thereof, subject to the Permitted Exceptions. The warranties contained in this section shall survive foreclosure of this Deed of Trust, and shall inure to the benefit of and be enforceable by any person who may acquire title to the Property or the Collateral pursuant to any such foreclosure.

         3.2 Waiver of Homestead and Other Exemptions. To the extent permitted by law, Trustor hereby waives all rights to any homestead or other exemption to which Trustor would otherwise be entitled under any present or future constitutional, statutory, or other provision of applicable state or federal law.

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

         3.3 Due Authorization. If Trustor is other than a natural person, then each individual who executes this document on behalf of Trustor represents and warrants to Beneficiary that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Trustor.

                                   ARTICLE 4
                         TRUSTOR'S AFFIRMATIVE COVENANTS

         4.1 Payment of Note. Trustor will pay all principal, interest, and other sums payable under the Note, the Loan Agreement or this Deed of Trust or the Loan Documents, on the date when such payments are due, without notice or demand.

         4.2  Performance  of Other  Obligations.  Trustor will, in all material
respects,  perform  and  comply  with  all  other  covenants,   conditions,  and
prohibitions required of Trustor by the terms of the Loan Documents.

         4.3 Other Encumbrances. Trustor will, in all material respects, perform and comply with all covenants, conditions, and prohibitions required of Trustor in connection with any other encumbrance affecting the Property or the Collateral, or any part thereof, or any interest therein, regardless of whether such other encumbrance is superior or subordinate to the lien hereof. This paragraph does not authorize any lien or encumbrance against the Property or the Collateral except as permitted by Section 3.1 or with the prior written consent of the Beneficiary as provided in this Deed of Trust.

         4.4 Payment of Taxes.

             (a) Property Taxes. Trustor will pay, before delinquency, all taxes and assessments, including without limitation, general, special and metropolitan district taxes, water charges, sewer service charges (collectively, the "Impositions"), which may be levied or imposed at any time against Trustor's interest and estate in the Property or the Collateral. Within ten days after request by Beneficiary, Trustor will deliver to Beneficiary an official receipt for such payment or other evidence that such payment has been made.

             (b) Deposit for Taxes. If required by the Beneficiary, concurrently with the delivery of this Deed of Trust, Trustor has deposited with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be required to make the next annual payment of Impositions, multiplied by the number of whole and partial months which have elapsed since March 31 of the current year. With each monthly payment under the Note, Trustor will deposit with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be required to pay the next required installment or payment of Impositions. The purpose of these provisions is to provide Beneficiary with


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

sufficient funds on hand to pay all such Imposition charges 30 days before the date on which they become past due. Provided no default exists hereunder, Beneficiary will apply the amounts so deposited to the payment of such Imposition when due, but in no event will Beneficiary be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Beneficiary's own funds. If the funds so deposited are insufficient to the Impositions for any year when the same shall become due and payable, the Trustor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such Impositions in full.

             (c) Intangible Taxes. If by reason of any statutory or constitutional amendment or judicial decision adopted or rendered after the date hereof, any tax, assessment, or similar charge is imposed against the Note, against Beneficiary arising directly from Beneficiary's interests in the Loan Documents (other than a tax based on Beneficiary's income), or against any security interest of Beneficiary in the Property, Trustor will pay such tax, assessment, or other charge before delinquency and will indemnify Beneficiary against all loss, expense, or diminution of income in connection therewith. In the event Trustor is unable to do so, either for economic reasons or because the legal provisions or decisions creating such tax, assessment or charge forbid Trustor from doing so, then the Note will, at Beneficiary's option, become due and payable in full upon 30 days' notice to Trustor.

             (d) Right to Contest. Notwithstanding any other provision of this section, Trustor will not be deemed to be in default solely by reason of Trustor's failure to pay any Impositions so long as, in Beneficiary's reasonable judgment, each of the following conditions is satisfied:

                 (i) Trustor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or amount of such Impositions; and:

                 (ii) Nonpayment of such Impositions will not result in the loss or forfeiture of any Property encumbered hereby or any interest of Beneficiary therein.

If Beneficiary reasonably determines that any one or more of such conditions is not satisfied or is no longer satisfied, Trustor will pay the Impositions in question, together with any interest and penalties thereon, within ten days after Beneficiary gives notice of such determination.

         4.5 Maintenance of Insurance. Trustor shall provide and maintain policies of insurance on the Property in accordance with the Loan Agreement.

             (a) Deposit for Premiums. If required by Beneficiary, concurrently with the delivery of this Deed of Trust, Trustor has deposited with Beneficiary an amount equal to 1/12th of the amount which Beneficiary estimates will be


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

required to make the next annual payments of the premium for the policies of insurance referred to in this section, multiplied by the number of whole and partial months which have elapsed since the most recent policy anniversary date for each such policy ("Insurance Premium"). With each monthly payment under the Note, Trustor will deposit an amount equal to 1/12th of the amount which Beneficiary estimates will be required to pay the next required annual premium for each insurance policy referred to in this section. The purpose of these provisions is to provide Beneficiary with sufficient funds on hand to pay all such Insurance Premiums thirty (30) days before the date on which they become past due. Trustor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as are necessary to make up any deficiencies in amounts necessary to pay such Insurance Premiums when due. Provided no default exists hereunder, Beneficiary will apply the amounts so deposited to the payment of such Insurance Premiums when due, but in no event will Beneficiary be liable for any interest on any amount so deposited, and the money so received may be held and commingled with Beneficiary's own funds.

             (b) Renewal Policies. Not less than thirty (30) days prior to the expiration date of each insurance policy required pursuant to the Loan Agreement, Trustor will deliver to Beneficiary a copy of an appropriate renewal policy certified by Trustor as complete and accurate, together with evidence reasonably satisfactory to Beneficiary that the applicable premium has been prepaid.

             (c) Successor's Rights. Any person who acquires title to the Property or the Collateral upon foreclosure hereunder will succeed to all of Trustor's rights under all policies of insurance maintained pursuant to this section, including, without limitation, all rights to all claims under all such insurance policies regardless of the nature of such claim or when such claim arose.

         4.6 Damages; Insurance and Condemnation Proceeds.

             (a) The following (whether now existing or hereafter arising) are all absolutely and irrevocably assigned by Trustor to Beneficiary and, at the request of Beneficiary, shall be paid directly to Beneficiary: (i) all awards of damages and all other compensation payable directly or indirectly by reason of a condemnation or proposed condemnation for public or private use affecting all or any part of, or any interest in, the Property; (ii) all other claims and awards for damages to, or decrease in value of, all or any part of, or any interest in, the Property; (iii) all proceeds of any insurance policies payable by reason of loss sustained to all or any part of the Property; and (iv) all interest which may accrue on any of the foregoing. Subject to applicable law, and without regard to any requirement contained in Section 4.8(d) Beneficiary may at its discretion apply all or any of the proceeds it receives to its expenses in settling, prosecuting or defending any claim and may apply the balance to the Secured Obligations in any order, and/or Beneficiary may release all or any part of the proceeds to Trustor upon any conditions Beneficiary may impose. Beneficiary may commence, appear in, defend or prosecute any assigned claim or action and may adjust, compromise, settle and collect all claims and awards assigned to Beneficiary; provided, however, in no event shall Beneficiary be responsible for any failure to collect any claim or award, unless such failure is due to the gross negligence of Beneficiary.

             (b) So long as no Default exists and is continuing, Beneficiary may permit insurance or condemnation proceeds held by Beneficiary to be used for repair or restoration but may condition such application upon reasonable conditions, including, without limitation: (i) the deposit with Beneficiary of such additional funds which Beneficiary determines are needed to pay all costs of the repair or restoration, (including, without limitation, taxes, financing charges, insurance and rent during the repair period); (ii) the establishment of an arrangement for lien releases and disbursement of funds acceptable to Beneficiary; (iii) the delivery to Beneficiary of plans and specifications for the work, a contract for the work signed by a contractor acceptable to Beneficiary, a cost breakdown for the work and a payment and performance bond for the work, all of which shall be acceptable to Beneficiary; and (iv) the delivery to Beneficiary of evidence acceptable to Beneficiary (aa) that after completion of the work, and sufficient time has elapsed to re-lease the Property (but in no event longer than six months after completion of the work), the income from the Property will be sufficient to pay all expenses and debt service for the Property; (bb) of the continuation of Leases acceptable to and required by Beneficiary; (cc) that upon completion of the work, the size, capacity and total value of the Property will be at least as great as it was before the damage or condemnation occurred; (dd) that there has been no material adverse change in the financial condition or credit of Trustor since the date of this Deed of Trust; and (ee) of the satisfaction of any additional conditions that Beneficiary may reasonably establish to protect its security. Trustor hereby acknowledges that the conditions described above are reasonable, and, if such conditions have not been satisfied or progress satisfactory to the Beneficiary made by Trustor in achieving satisfaction of the conditions within ninety (90) days of receipt by Beneficiary of such insurance or condemnation proceeds, then Beneficiary may apply such insurance or condemnation proceeds to pay down principal of the Secured Obligations in such order and amounts as Beneficiary in its sole discretion may choose.

         4.7 Performance of Lease Obligations. Trustor will use commercially reasonable efforts to keep the Property fully leased at rental rates prevailing in the market and to perform, in all material respects, all of Trustor's obligations under or in connection with each present and future lease of all or any part of the Property ("Leases").

         4.8 Liens, Encumbrances and Charges. Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust. Subject to the provisions of the Loan Agreement regarding mechanics' liens, Trustor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Property or any interest therein, whether senior or subordinate hereto.

         4.9 Management. The Trustor will provide and maintain good and efficient management of the Property satisfactory to Beneficiary. Trustor shall obtain Beneficiary's advance written approval of any management provided, and of any contract therefor or assignment thereof, which written approval shall not be unreasonably withheld, conditioned or delayed.

         4.10 Mechanics' Liens. Trustor will keep the Property free and clear of all stop notices, liens and claims of liens by contractors, subcontractors, mechanics, laborers, materialmen, and other such persons in the manner provided in the Loan Agreement.

         4.11 Defense of Actions. Trustor will defend, at Trustor's expense, any action, proceeding or claim which affects any Property encumbered hereby or any interest of Beneficiary in such Property or in the Secured Obligations, and will indemnify and hold Beneficiary harmless from all loss, damage, cost, or expense, including attorneys' fees, which Beneficiary may incur in connection therewith.

         4.12 Inventories; Assembly of Tangible Personalty. Trustor will, from time to time at the request of Beneficiary, supply Beneficiary with a current inventory of the Tangible Personalty, in such detail as Beneficiary may require. Upon the occurrence of any Event of Default hereunder, Trustor will, at Beneficiary's request assemble the Tangible Personalty and make the Tangible Personalty available to Beneficiary at any place designated by Beneficiary which is reasonably convenient to both parties.

         4.13 Further Assurances; Estoppel Certificates. Trustor will execute and deliver to Beneficiary upon demand, and pay the costs of preparation and recording thereof, any further documents which Beneficiary may request to confirm or perfect the liens and security interests created or intended to be created hereby, or to confirm or perfect any evidence of the Secured
Obligations. Trustor will also, within ten (10) days after any request by Beneficiary, deliver to Beneficiary a signed and acknowledged statement certifying to Beneficiary, or to any proposed transferee of the Secured Obligations, (a) the balance of principal, interest, and other sums then outstanding under the Note, and (b) whether Trustor claims to have any offsets or defenses with respect to the Secured Obligations and, if so, the nature of such offsets or defenses.

         4.14 Parking Requirements. Trustor shall maintain at all times sufficient parking spaces to comply, in all material respects, with the parking requirements of all Leases, zoning and other regulations affecting the Property.

         4.15 Financial Statements and Inspection of Records. Trustor, at Trustor's expense, shall furnish to Beneficiary the financial and other reports required by the Loan Agreement.

         4.16 Security Deposits. Upon the occurrence of a Default and during its continuance, required by the Beneficiary, Trustor shall keep and maintain in a separate Beneficiary account with Beneficiary, any security deposits or advance payments received from tenants in lieu of security deposits. Upon the Beneficiary's request, the Beneficiary shall be named on the Beneficiary account and no funds shall be withdrawn therefrom without the prior written consent of the Beneficiary.

         4.17 Acceptance of Trust; Powers and Duties of Trustee.

             (a) Trustee accepts this trust when this Deed of Trust is delivered by Trustor to Beneficiary. Except as may be required by applicable law, Trustee may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies.

             (b) Trustee shall not be required to take any action toward the execution and enforcement of the trust hereby created or to institute, appear in, or defend any action, suit, or other proceeding in connection therewith where, in his opinion, such action would be likely to involve him in expense or liability, unless requested so to do by a written instrument signed by Beneficiary and, if Trustee so requests, unless Trustee is tendered security and indemnity satisfactory to Trustee against any and all cost, expense, and liability arising therefrom. Trustee shall not be responsible for the execution, acknowledgment, or validity of the Loan Documents, or for the proper authorization thereof, or for the sufficiency of the lien and security interest purported to be created hereby, and Trustee makes no representation in respect thereof or in respect of the rights, remedies, and recourses of Beneficiary.

             (c) With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. TRUSTOR WILL, FROM TIME TO TIME, PAY THE REASONABLE COMPENSATION DUE TO TRUSTEE HEREUNDER AND REIMBURSE TRUSTEE FOR, AND INDEMNIFY AND HOLD HARMLESS TRUSTEE AGAINST, ANY AND ALL LIABILITY AND REASONABLE EXPENSES WHICH MAY BE INCURRED BY TRUSTEE IN THE PERFORMANCE OF TRUSTEE'S DUTIES.

             (d) All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

             (e) Should any deed, conveyance, or instrument of any nature be required from Trustor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to the Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by the Trustee or substitute Trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Trustor.

             (f) By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee pursuant to the Loan Documents, including without limitation, any deed, conveyance, instrument, officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Trustee shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness, or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee.

         4.18 Compensation; Exculpation; Indemnification.

             (a) Trustor shall pay Trustee's reasonable fees and reimburse Trustee for reasonable expenses in the administration of this trust, including reasonable attorneys' fees. Trustor shall pay to Beneficiary reasonable compensation for services rendered concerning this Deed of Trust, including without limit any statement of amounts owing under any Secured Obligation. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust; (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Property or Collateral or under this Deed of Trust; or (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure (whether by malfeasance, nonfeasance or refusal to act) to lease the Property after a Default (defined in the Loan Agreement) or from any other act or omission (regardless of whether same constitutes negligence) of Beneficiary in managing the Property after a Default unless the loss is caused by the gross negligence or willful misconduct of Beneficiary and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

             (b) TRUSTOR INDEMNIFIES TRUSTEE AND BENEFICIARY AGAINST, AND HOLDS TRUSTEE AND BENEFICIARY HARMLESS FROM, ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, CAUSES OF ACTION, JUDGMENTS, COURT COSTS, ATTORNEYS' FEES AND OTHER LEGAL
EXPENSES, COST OF EVIDENCE OF TITLE, COST OF EVIDENCE OF VALUE, AND OTHER EXPENSES WHICH EITHER MAY SUFFER OR INCUR: (i) BY REASON OF THIS DEED OF TRUST;
(ii) BY REASON OF THE EXECUTION OF THIS TRUST OR IN PERFORMANCE OF ANY ACT REQUIRED OR PERMITTED HEREUNDER OR BY LAW; (iii) AS A RESULT OF ANY FAILURE OF TRUSTOR TO PERFORM TRUSTOR'S OBLIGATIONS; OR (iv) BY REASON OF ANY ALLEGED OBLIGATION OR UNDERTAKING ON BENEFICIARY'S PART TO PERFORM OR DISCHARGE ANY OF THE REPRESENTATIONS, WARRANTIES, CONDITIONS, COVENANTS OR OTHER OBLIGATIONS CONTAINED IN ANY OTHER DOCUMENT RELATED TO THE SUBJECT PROPERTY AND COLLATERAL. THE ABOVE OBLIGATION OF TRUSTOR TO INDEMNIFY AND HOLD HARMLESS TRUSTEE AND BENEFICIARY SHALL SURVIVE THE RELEASE AND CANCELLATION OF THE SECURED
OBLIGATIONS  AND THE  RELEASE  OR  PARTIAL  RELEASE  OF THE LIEN OF THIS DEED OF
TRUST.

             (c) Trustor shall pay all amounts and indebtedness arising under this Section 4.18 immediately upon demand by Trustee or Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Note as specified therein.

         4.19 Substitution of Trustees. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Property is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, and such successor(s) shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of such predecessor.

                                   ARTICLE 5
                          TRUSTOR'S NEGATIVE COVENANTS

         5.1 Waste. Trustor will not commit or permit any waste with respect to the Property or the Collateral.

         5.2 Zoning and Private Covenants. Except as specifically provided in the Loan Agreement, if at all, Trustor will not initiate, join in, or consent to any change in any zoning ordinance or classification, any change in the "zone lot" or "zone lots" (or similar zoning unit or units) presently comprising the Property, any change in any private restrictive covenant, or any change in any other public or private restriction limiting or defining the uses which may be made of the Property or any part thereof, without the express written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed. If under applicable zoning provisions the use of all or any part of the Property is or becomes a nonconforming use, Trustor will not cause such use to be discontinued or abandoned without the express written consent of Beneficiary.

         5.3 Due on Sale or Encumbrance. Except as provided in the Loan Agreement, if the Property or any interest therein shall be sold, transferred (including, without limitation, through sale or transfer of a majority or controlling interest of the corporate stock or general partnership interests or limited liability company interests of Trustor), mortgaged, assigned, further encumbered or leased, whether directly or indirectly, whether voluntarily, involuntarily or by operation of law, without the prior written consent of Beneficiary, then Beneficiary, in its sole discretion, may declare all Secured Obligations immediately due and payable.

         5.4 Transfer or Removal of Tangible Personalty. Trustor will not sell, transfer or remove from the Property all or any material part of the Tangible Personalty, unless the items sold, transferred, or removed are contemporaneously replaced with similar items of equal or greater value.

         5.5 Further Encumbrance of Collateral. Trustor will not make any purchase or conditional sale, lease or agreement under which title is reserved in the vendor of any Collateral to be placed in or upon any of the buildings or improvements on the said Property; nor create or permit any junior lien, security interest or other encumbrance against the Collateral without the prior written consent of Beneficiary.

         5.6 Change of Name. Trustor will not change the name under which Trustor does business, or adopt or begin doing business under any other name or assumed or trade name, without first notifying Beneficiary of Trustor's intention to do so and delivering to Beneficiary such executed modifications or supplements of this Deed of Trust (and to any financing statement which may be filed in connection herewith) as Beneficiary may require, except as specifically permitted in the Loan Agreement.

         5.7 Improper Use of Property or Collateral. Trustor will not use the Property or the Collateral for any purpose or in any manner, or take any action with respect to the Property which violates any applicable law, ordinance, or other governmental requirement, the requirements or conditions of any insurance policy, or any private covenant.

         5.8 Right Of Inspection. Beneficiary, its agents and employees, may enter the Property at any reasonable time for the purpose of inspecting the Property and ascertaining Trustor's compliance with the terms hereof.

                                   ARTICLE 6
                                EVENTS OF DEFAULT

         Each of the following events will constitute a default (an "Event of Default") under this Deed of Trust and under each of the other Loan Documents:

         6.1 Failure to Pay. Default shall be made in the payment of any installment of principal or interest on the Note or any other sum under the Loan Documents when due (after giving consideration to (a) any grace period which may be applicable under such document and (b) any notice which may be required under such document).

         6.2 Loan Agreement. The occurrence of an Event of Default under the Loan Agreement.

         6.3 Cross Default. A default under that certain Mortgage, Security Agreement, Financing Statement and Absolute Assignment of Rents and Revenues, dated of even date herewith, executed by the Community Savanna Club Joint Venture, which secures the Note and encumbers property situated in the County of St. Lucie, State of Florida, and such default is not cured within the applicable cure periods, if any.

         6.4 Superior Lien Against the Property. The assertion of any claim of priority over this Deed of Trust, by title, lien, or otherwise in any legal, administrative, or equitable proceeding, unless such assertion be withdrawn, or effective action satisfactory to Beneficiary commenced (and thereafter diligently prosecuted) and Beneficiary is secured against any loss or damage therefrom, within 30 days of the assertion of such claim.

         6.5 Abandonment. The actual or constructive abandonment of all or a substantial portion of the Property or the Collateral (such abandonment constituting an assignment to Beneficiary, at Beneficiary's option, of Trustor's interest in any lease or contract now or hereafter affecting the abandoned property).

         6.6 Valid First Lien. The failure of Beneficiary to have a valid first lien against the entire Property and Collateral as to all advances made now or at any time in the future pursuant to the Note, this Deed of Trust, or any other Loan Documents.

         6.7 Breach of Covenant. Trustor's failure to keep, observe, perform, carry out, and execute in all material respects the covenants, agreements, obligations, and conditions (other than those set out in Sections 6.1 through 6.2, above) set out in this Deed of Trust, the Note, the Loan Agreement, and any other Loan Document executed by Trustor in connection with or as security for the Note, unless such failure is cured to Beneficiary's satisfaction following written notice by Beneficiary to Trustor of such failure. Such notice shall be titled "Notice of Default" and shall specify the default and, if curable, the time for cure of such default set forth in the Loan Documents, and if no time for cure is specified in the Loan Documents, the time for cure shall be 30 days; provided, however, an Event of Default shall not be deemed to have occurred if the Default is not curable within the applicable cure period so long as the Trustor promptly gives written notice to the Beneficiary describing the Trustor's plan of cure and schedule to cure and commences such cure within thirty (30) days of notice of Default, and diligently pursues the cure to completion within ninety (90) days of the notice of Default. The Notice of Default may be sent simultaneously with or in lieu of any other default notice necessary to initiate a grace or cure period under this Deed of Trust or any other Loan Document.

                                   ARTICLE 7
                             BENEFICIARY'S REMEDIES

         Immediately upon or any time after the occurrence of any Event of Default hereunder, Beneficiary may exercise any remedy available at law or in equity, including but not limited to those listed below and those listed in the other Loan Documents, in such sequence or combination as Beneficiary may determine in Beneficiary's sole discretion:

         7.1 Performance of Defaulted Obligations. Beneficiary may make any payment or perform any other obligation under the Loan Documents which Trustor has failed to make or perform, and Trustor hereby irrevocably appoints Beneficiary as the true and lawful attorney-in-fact for Trustor to make any such payment and perform any such obligation in the name of Trustor, which appointment is coupled with Beneficiary's interest in the Property and the Collateral. All payments made and expenses (including reasonable attorneys' fees and legal assistant's fees) incurred by Beneficiary in this connection, together with interest thereon at the Default Rate, as set forth in the Note, from the date paid or incurred until repaid, will be part of the Secured Obligations and will be immediately due and payable by Trustor to Beneficiary.

         7.2 Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Beneficiary will be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Trustor to cure or refrain from repeating any default.

         7.3 Acceleration of Secured Obligations. Beneficiary may, without notice or demand, declare all of the Secured Obligations immediately due and payable in full.

         7.4 Possession of Property. Beneficiary may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, with respect to all or any part of the Property, either in Beneficiary's name or in the name of Trustor; provided, however, it is not the intention of the parties hereto that an entry by Beneficiary or a managing agent upon the Real Property under the terms of this Deed of Trust shall make Beneficiary a party in possession in contemplation of the law, except at the option of Beneficiary.

         7.5 Enforcement of Security Interests. Beneficiary may exercise all rights of a secured party under the Code with respect to the Collateral, including but not limited to taking possession of, holding, and selling the Collateral and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Beneficiary's giving of such notice to Trustor at least 15 days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. The Collateral may be sold by the Trustee as part of the foreclosure sale of the Property as specifically permitted by A.R.S. Section 47-9501.D.

         7.6 Judicial Foreclosure. Commence an action to foreclose the lien of this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

         7.7 Power of Sale. Exercise the power of sale herein contained and deliver to Trustee a written statement of breach, notice of default and election to cause Trustor's interest in the Property to be sold; or

         7.8 Other Rights and Remedies. Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing or guaranteeing all or any portion of the Secured Obligations, or by law, including, without limitation, the rights and remedies provided in A.R.S. Section 33-702.B.

         7.9 Exercise of Power of Sale. If Beneficiary elects to exercise the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

             (a) Upon receipt of such statement and notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Sale as then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Sale and Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

             (b) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, Trustee's fees and reasonable attorneys' fees, and costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Default Rate (as defined in the Note); (ii) second, all sums due under the Note, (iii) all other sums, then secured hereby; and (iv) the remainder, if any, to the person or persons legally entitled thereto or as provided in A.R.S. Section 33-812 or any similar or successor statute.

             (c) Subject to A.R.S. Section 33-810.B., Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in it discretion, give a new notice of sale.

         7.10 Enforcement of Security Interests. Beneficiary may exercise all rights of a secured party under the Uniform Commercial Code with respect to the Collateral, including but not limited to taking possession of, holding, and selling the Collateral and enforcing or otherwise realizing upon any accounts and general intangibles. Any requirement for reasonable notice of the time and place of any public sale, or of the time after which any private sale or other disposition is to be made, will be satisfied by Beneficiary's giving of such notice to Trustor at least 15 days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made. If permitted by statute or court decision, the Collateral may be sold by the Beneficiary as part of the foreclosure sale of the Property.

         7.11 Appointment of Receiver. Beneficiary shall be entitled, as a matter of absolute right and without regard to the value of any security for the Secured Obligations or the solvency of any person liable therefor, to the appointment of a receiver for the Property, the Leases and the Rents and Revenues upon ex parte application to any court of competent jurisdiction. Trustor waives any right to any hearing or notice of hearing prior to the appointment of a receiver.

         7.12 Right to Make Repairs, Improvements. Should any part of the Property come into the possession of Beneficiary or a receiver, whether before or after an Event of Default, Beneficiary or the receiver and receiver's agents shall be empowered:

             (a) To take possession of the Property, Leases, Rents and Revenues and any business conducted by Trustor or any other person thereon and any business assets used in connection therewith and any Property in which Beneficiary has a security interest granted by Trustor and, if the receiver deems it appropriate, to operate the same;

             (b)  To  exclude  Trustor  and  Trustor's  agents,   servants,  and
employees from the Property;

             (c) With or without taking possession of the Property, to collect the Rents and Revenues, including those past due and unpaid;

             (d) To rent, lease or let all or any portion of the Property to any party or parties at such rental and upon such terms as the Beneficiary shall, and to pay any leasing or rental commissions associated therewith in its discretion, determine;

             (e) To continue the development, marketing and sale of the Property or any portion thereof;

             (f) To complete any construction or development which may be in progress;

             (g) To do such maintenance and make such repairs and alterations as the receiver deems necessary;

             (h) To use all stores of materials, supplies and maintenance equipment on the Property and to replace and replenish such items at the expense of the receivership estate;

             (i) To pay the operating expenses of the Property, including costs of management and leasing or marketing thereof (which shall include lease commissions, sale commissions), payments under contracts and agreements for development and construction;

             (j) To pay all taxes and assessments against the Property and any property which is collateral for the Secured Obligations, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance;

             (k) To borrow from the Beneficiary such funds as may be reasonably necessary to the effective exercise of the receiver's powers, on such terms as may be agreed upon by the receiver and the Beneficiary, but not in excess of the Default Rate under the Note; and

             (l) Generally do anything which Trustor could legally do if Trustor were in possession of the Property.

All reasonable expenses incurred by the receiver or the receiver's agent shall constitute part of the Secured Obligations. Any revenues collected by the receiver shall be applied first to the expenses of the receivership (including reasonable attorneys' fees incurred by the receiver and by Beneficiary), to expenses of the Property, and to preserve, protect, maintain and operate the Property and any other collateral which is security for the Secured Obligations, and the balance shall be applied toward the Secured Obligations or any deficiency which may result from any foreclosure sale, and then in such other manner as the court may direct. Unless sooner terminated with the express consent of the Beneficiary, any such receivership will continue until all amounts remaining due under the Note have been discharged in full, or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired, and in either case, the court has discharged the receiver. Trustor covenants to promptly reimburse and pay to Beneficiary or such receiver, at the place where the Note is payable, or at such other place as may be designated in writing, the amount of all reasonable expenses (including the cost of any insurance, taxes, or other charges) incurred by Beneficiary or such receiver in connection with its custody, preservation, use or operation of the Property, together with interest thereon from the date incurred by Beneficiary or such receiver at the Default Rate, as set forth in the Note, and all such expenses, costs, taxes, interest, and other charges shall be part of the Secured Obligations. It is agreed, however, that the risk of accidental loss or damage to the Property is undertaken by Trustor and, except for Beneficiary's or such receiver's willful misconduct or gross negligence, Beneficiary or such receiver shall have no liability whatsoever for decline in value of the Property, for failure to obtain or maintain insurance, or for failure to determine whether any insurance ever in force is adequate as to amount or as to the risks insured, or to complete development.

         7.13 Further Assurances. Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Trustor in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Trustor. Trustor hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be reasonably necessary or desirable for such purpose. But nothing contained herein shall prevent Beneficiary from terminating any subordinated Lease or Contract not approved by the Beneficiary through such foreclosure.

                                   ARTICLE 8
                        ASSIGNMENT OF RENTS AND REVENUES

         8.1 Assignment of Rents and Revenues. To further secure the Secured Obligations, Trustor does hereby sell, assign and transfer unto the Beneficiary all rents, issues, profits, revenue, and income now due and which may hereafter become due under or by virtue of any leases, tenancies or agreements for occupancy "Leases" (collectively "Rents and Revenues"), whether written or verbal, or any letting of, or of any agreement for the use or occupancy of the Property or any part thereof, and all proceeds from, evidence of, and benefits and advantages to be derived therefrom, now or hereafter existing, whether or not with the Beneficiary's approval. The Trustor does hereby appoint irrevocably the Beneficiary its true and lawful attorney in its name and stead (with or without taking possession of the Property) to rent, lease or let any improvements located on the Property, to perform any obligations under Leases upon such terms as said Beneficiary shall, in its reasonable discretion, determine, and to collect all of said Rents and Revenues arising from or accruing at any time hereafter, and all now due or that may hereafter become due under each and every of the Leases or other agreements, written or verbal, or which may hereafter exist on the Property, on the condition that Beneficiary hereby grants to Trustor a license to collect and retain such Rents and Revenues prior to the occurrence of any Event of Default under the Loan Agreement. Trustor expressly covenants to apply the Rents and Revenue received, after application for operating expenses permitted hereunder, to payment of the Secured Obligations as and when the same become due and in compliance with the

Loan Documents. Such license shall be revocable by Beneficiary without notice to Trustor at any time upon or after an Event of Default under the Loan Documents, and immediately upon any such revocation, Beneficiary shall be entitled to receive, and Trustor shall deliver to Beneficiary, any and all Rents and Revenues theretofore collected by Trustor which remain in the possession or control of Trustor and all Leases and other such agreements. It is the intention of the Trustor to create and grant, and it is the intention of Beneficiary to create and receive, a present and absolute assignment of all of the Leases, similar agreements, Rents and Revenue now due or which may hereafter become due, but it is agreed that the Beneficiary's right to collect the Rents and Revenues is conditioned upon the existence of an Event of Default under the Loan Documents. Failure of Beneficiary at any time or from time to time to enforce its rights under this ARTICLE 8 shall not in any manner prevent its subsequent enforcement, and Beneficiary is not obligated to collect anything hereunder, but is accountable only for sums collected. Nothing contained herein shall be construed as constituting the Beneficiary a mortgagee in possession in the absence of the taking of actual possession of the Property by the Beneficiary pursuant to Section 8.6 (Beneficiary's Right of Possession In Case of Default) hereof. In the exercise of the powers herein granted to the Beneficiary, no liability shall be asserted or enforced against the Beneficiary, all such liability being expressly waived and released by Trustor.

         8.2 Covenants Regarding Leases. Trustor agrees:

             (a) Not to execute any Leases affecting the Property or any part thereof except on residential lease forms reasonably approved by the Beneficiary and upon rental terms prevailing in the market, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, conditioned or delayed;

             (b) Not to execute any other assignments of said Leases or any interest therein or any of the Rents and Revenues thereunder;

             (c) That notwithstanding any variation of the terms of the Deed of Trust or any extension of time for payment thereunder or any release of part or parts of the Property, the Leases, Rents and Revenues hereby assigned, insofar as they relate to the unreleased Property, shall continue as additional security in accordance with the terms hereof;

             (d) To hold and account for all security deposits in the manner provided for under any state or local laws or ordinances applicable to the Property or under the Loan Documents; and

             (e) To perform all of the Trustor's covenants and agreements under the Leases and not to suffer or permit to occur any release of liability of the lessees except in the exercise of its business judgment as a prudent landlord.

         8.3 Representations  Regarding Leases.  Trustor represents and warrants
(a) that, the Leases, if any, are in full force and effect; (b) that the Leases and the Rents and Revenues thereunder have not been heretofore sold, assigned, transferred, or set over by Trustor or by any person or persons whatsoever; (c) that no material default exists on the part of the lessees thereunder, or the Trustor as lessor; (d) that the payment of none of the rents have been or, except to the extent otherwise prudent under customary commercial standards exercised in the ordinary course of business, will be waived, released, reduced, discounted or otherwise discharged or compromised by the Trustor directly or indirectly by assuming any lessee's obligations with respect to other premises;
(e) Trustor has good right to sell, assign, transfer, and set over the same and to grant to and confer upon Beneficiary the rights, interests, powers, and authorities herein granted and conferred.

         8.4 Further Assignments. Trustor shall give Beneficiary at any time upon demand any further or additional forms of assignment of transfer of such Rents and Revenues, leases and security as may be reasonably requested by Beneficiary, and shall deliver to Beneficiary executed copies of all such leases and security.

         8.5 Authority of Beneficiary. Any tenants or occupants of any part of the Property are hereby authorized to recognize the claims of Beneficiary hereunder without investigating the reason for any action taken by Beneficiary, or the validity or the amount of indebtedness owing to Beneficiary, or the existence of a Default or Event of Default under any Loan Document, or the application to be made by Beneficiary of any amounts to be paid to Beneficiary. The sole signature of Beneficiary or a receiver shall be sufficient for the exercise of any rights under this ARTICLE 8 and the sole receipt of Beneficiary or a receiver for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Property; and Trustor hereby releases each such tenant and occupant or purchaser which makes payments to Beneficiary under this ARTICLE 8 from any liability under the applicable Lease or occupancy agreement. Checks for all or any part of the rentals collected under this ARTICLE 8 shall be drawn to the exclusive order of Beneficiary or such receiver.

         8.6 Indemnification of Beneficiary. Nothing herein contained shall be deemed to obligate Beneficiary to perform or discharge any obligation, duty, or liability of lessor under any Lease of the Property, and Trustor shall and does hereby indemnify and hold Beneficiary harmless from any and all liability, loss, or damage which Beneficiary may or might incur under any Lease of the Property or by reason of this assignment; and any and all such liability, loss, or damage incurred by Beneficiary, together with the costs and expenses, including reasonable attorneys' fees, incurred by Beneficiary in defense of any claims or demands therefor (whether successful or not), shall be additional Secured Obligations, and Trustor shall reimburse Beneficiary therefor on demand.

         8.7 Beneficiary's Right of Possession in Case of Event of Default. In any case in which under the provision of this Deed of Trust, the Beneficiary has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, promptly upon demand of Beneficiary, Trustor shall surrender to Beneficiary and Beneficiary shall be entitled to take actual possession of the Property or any part thereof personally, or by its agents or attorneys, as for condition broken, and Beneficiary in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Property, together with all documents, books, records, papers and accounts of the Trustor or then owners of the Property relating thereto, and may exclude the Trustor, its agents or servants, wholly therefrom and may, as attorney-in-fact or agent of the Trustor, or in its own name as Beneficiary and under the powers herein granted, hold, operate, manage and control the Property and conduct the business, if any, thereof, either personally or by its agents, and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the rents, issues, revenues and profits of the Property.

         8.8 Severability and Survival. The provisions of this ARTICLE 8 shall survive the foreclosure of the lien of this Deed of Trust and the exercise of the power of sale granted under this Deed of Trust until the expiration of all periods of redemption following any such foreclosure or sale and thereafter with respect to all Rents and Revenues arising prior to or attributable to the period prior to the expiration of all such redemption periods.

                                   ARTICLE 9
                            MISCELLANEOUS PROVISIONS

         9.1 Time of the Essence. Time is of the essence with respect to all provisions of this Deed of Trust.

         9.2 Rights and Remedies Cumulative. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any and all of the Secured Obligations and to exercise all rights and powers under the Loan Documents and under the law now or hereafter in effect, notwithstanding some or all of the Secured Obligations may now or hereafter be otherwise secured or guaranteed. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other rights herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security or guaranty now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them shall be entitled to enforce this Deed of Trust and any other security or any guaranty now or hereafter held by Beneficiary or Trustee in such order and manner as they or either of them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing under the law. Every power or remedy given by any of the Loan Documents or by law to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and, to the extent permitted by law, either of them may pursue inconsistent remedies

         9.3 No Implied Waivers. Beneficiary shall not be deemed to have waived any provision of this Deed of Trust unless such waiver is in writing and is signed by Beneficiary. Without limiting the generality of the preceding sentence, neither Beneficiary's acceptance of any payment with knowledge of a default by Trustor, nor any failure by Beneficiary to exercise any remedy following a default by Trustor shall be deemed a waiver of such default, and no waiver by Beneficiary of any particular default on the part of Trustor shall be deemed a waiver of any other default or of any similar default in the future.

         9.4 Trustor Waiver of Rights. Trustor waives, to the extent permitted by law, (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Property, and (b) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the Secured Obligations and marshaling in the event of foreclosure of the liens hereby created, and (c) all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties including, without limitation, A.R.S. Sections 12-1641 through 12-1646, and Arizona Rules of Civil Procedure 17(f).

         9.5 No Third Party Rights. No person shall be a third party beneficiary of any provision of this Deed of Trust. All provisions of this Deed of Trust favoring Beneficiary are intended solely for the benefit of Beneficiary, and no third party shall be entitled to assume or expect that Beneficiary will or will not waive or consent to modification of any such provision in Beneficiary's sole discretion.

         9.6 Preservation of Liability and Priority. Without affecting the liability of Trustor or of any other person (except a person expressly released in writing) for payment and performance of all of the Secured Obligations, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, and without impairing in any way the priority of this Deed of Trust over the interests of any person acquired or first evidenced by recording subsequent to the recording hereof, Beneficiary may, either before or after the maturity of the Note, and without notice or consent: (a) release any person liable for payment or performance of all or any part of the Secured Obligations; (b) make any agreement altering the terms of payment or performance of all or any of the Secured Obligations; (c) exercise or refrain from exercising, or waive, any right or remedy which Beneficiary may have under any of the Loan Documents; (d) accept additional security of any kind for any of the Secured Obligations; or (e) release or otherwise deal with any real or personal property securing the Secured Obligations. Any person acquiring or recording evidence of any interest of any nature in the Property or the Collateral shall be deemed, by acquiring such interest or recording any evidence thereof, to have agreed and consented to any or all such actions by Beneficiary.

         9.7 Subrogation of Beneficiary. Beneficiary shall be subrogated to the lien of any previous encumbrance discharged with funds advanced by Beneficiary under the Loan Documents, regardless of whether such previous encumbrance has been released of record.

         9.8 Notices. Any notice required or permitted to be given by Trustor or Beneficiary under this Deed of Trust shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

         If to Trustor:

                  Asset Investors Operating Partnership, L.P.
                  c/o Asset Investors Corporation
                  3410 S. Galena Street, Suite 210
                  Denver, CO 80231
                  Attn: Chief Financial Officer
                  Telecopy No.: 303-614-9401

         With a copy to:

                  Joseph Gaynor, Esq.
                  Brandywine Real Estate Management Services Corporation 2637 McCormick Drive
                  Clearwater, Florida 33759-1041
                  Telecopy No.:  727-791-7920

         If to Beneficiary:

                  U.S. Bank National Association
                  918 Seventeenth Street, Fifth Floor
                  Denver, CO  80202
                  Attention:  Cyd Petre, Vice President
                  Telecopy No.: 303-585-4198

         With a copy to:

                  Gorsuch Kirgis LLP
                  Tower I, Suite 1000
                  1515 Arapahoe Street
                  Denver, CO   80202
                  Attention:  Connie B. Hyde, Esq.
                  Telecopy No.:  303-376-5001

Any person may change such person's address for notices or copies of notices by giving notice to the other party in accordance with this section.

         9.9 Further Assurances. Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Trustor in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Trustor. Trustor hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose.

         9.10 Defeasance. Upon payment and performance in full of all the Secured Obligations and all costs of releasing this Deed of Trust, Beneficiary will execute and deliver to Trustor such documents as may be required to release this Deed of Trust of record.

         9.11 Illegality. If any provision of this Deed of Trust is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Deed of Trust, the legality, validity, and enforceability of the remaining provisions of this Deed of Trust shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Deed of Trust a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. If the rights and liens created by this Deed of Trust shall be invalid or unenforceable as to any part of the Secured Obligations, then the unsecured portion of the Secured Obligations shall be completely paid prior to the payment of the remaining and secured portion of the Secured Obligations, and all payments made on the Secured Obligations shall be considered to have been paid on and applied first to the complete payment of the unsecured portion of the Secured Obligations.

         9.12 Obligations Binding Upon Trustor's Successors. This Deed of Trust is binding upon Trustor and Trustor's successors and assigns, including all grantees and remote grantees of any interest of Trustor in the Property, and shall inure to the benefit of Beneficiary, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the land. The duties, covenants, conditions, obligations, and warranties of Trustor in this Deed of Trust shall be joint and several obligations of Trustor and Trustor's successors and assigns.

         9.13 Further Assurances. Upon issuance of a deed or deeds pursuant to foreclosure of this Deed of Trust, all right, title, and interest of the Trustor in and to the Leases shall, by virtue of this instrument, thereupon vest in and become the absolute property of the grantee or grantees in such deed or deeds without any further act or assignment by the Trustor. Trustor hereby agrees to execute all instruments of assignment or further assurance in favor of such grantee or grantees in such deed or deeds, as may be necessary or desirable for such purpose.

         9.14 Governing Law. THIS AGREEMENT AND THE LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO (WITHOUT GIVING EFFECT TO COLORADO'S PRINCIPLES OF
CONFLICTS OF LAW), EXCEPT TO THE EXTENT (A) OF PROCEDURAL AND SUBSTANTIVE MATTERS RELATING ONLY TO THE CREATION, PERFECTION, FORECLOSURE AND ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST SPECIFIC COLLATERAL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE COLLATERAL IS LOCATED (THE "COLLATERAL STATE"), AND (B) THAT THE LAWS OF THE UNITED STATES OF AMERICA AND ANY RULES REGULATIONS, OR ORDERS ISSUED OR PROMULGATED THEREUNDER, APPLICABLE TO THE AFFAIRS AND TRANSACTIONS ENTERED INTO BY THE BENEFICIARY, OTHERWISE PREEMPT COLLATERAL STATE LAW OR COLORADO LAW; IN WHICH EVENT SUCH FEDERAL LAW SHALL

CONTROL. TRUSTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY COLORADO OR FEDERAL COURT SITTING IN DENVER, COLORADO (OR ANY STATE IN WHICH THE PROPERTY IS LOCATED) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

         9.15 Survival. This Deed of Trust shall survive foreclosure of the liens created hereby, to the extent necessary to fulfill its purposes.

         9.16 Captions. The captions and headings of various paragraphs of this Deed of Trust are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         Signed and delivered as of the date first mentioned above.


                                            TRUSTOR:

                                            AIOP LOST DUTCHMAN NOTES, L.L.C., a
                                            Delaware limited liability company

                                            By: ASSET INVESTORS OPERATING
                                                PARTNERSHIP, L.P., a Delaware
                                                limited partnership, Sole Member
                                                and Manager

                                                By: ASSET INVESTORS CORPORATION,
                                                    a Delaware corporation,
                                                    General Partner


                                                    By:  /s/David M. Becker
                                                        ------------------------
                                                        David M. Becker
                                                        Chief Financial Officer


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



STATE OF COLORADO                                    )
                                                     )    ss.
COUNTY OF DENVER                                     )

         The foregoing instrument was acknowledged before me this 7 day of April, 2000, by David M. Becker as Chief Financial Officer of Asset Investors Corporation, a Delaware corporation, as general partner of Asset Investors Operating Partnership, L.P., a Delaware limited partnership, as Sole Member and Manager of AIOP Lost Dutchman Notes, L.L.C., a Delaware limited liability company.

         Witness my hand and official seal.

         My commission expires:     12/7/2000



                                                       /s/Pam J. Finch
                                                   -----------------------------
                                                     Notary Public
( S E A L )





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